UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2017

MODSYS INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Commission File Number:  333-06208

Israel	Not Applicable
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6600 LBJ Freeway, Ste. 210 Dallas, TX	75240
(Address of principal executive offices)	(Zip Code)

(206) 395-4152

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 6, 2017, Thomas J. Jurewicz notified ModSys International Ltd. (the “Company”) of his resignation from the board of directors of the Company (the “Board”), effective on January 6, 2017. On January 7, 2017, Brian Crynes notified the Company of his resignation from the Board, effective on January 7, 2017. The directors did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODSYS INTERNATIONAL LTD.

Date: January 9, 2017	By:	/s/ Richard Chance
Richard Chance Chief Financial Officer